UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 24, 2017

GS Mortgage Securities Trust 2017-GS7

(Exact name of issuing entity)

GS Mortgage Securities Corporation II

(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company

(Exact name of the sponsor as specified in its charters)

Delaware	333-207677-06	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

200 West Street
New York, New York		10282
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 24, 2017 (the “Closing Date”), GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance of GS Mortgage Securities Trust 2017-GS7, Commercial Mortgage Pass-Through Certificates, Series 2017-GS7 (the “Certificates”) pursuant to a Pooling and Servicing Agreement, dated as of August 1, 2017 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Cayman agent, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class D, Class X-D, Class E, Class F-RR, Class G-RR, Class H-RR, Class J-RR and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $930,213,000, were sold to Goldman Sachs & Co. LLC (“GS&Co.”), Academy Securities, Inc. (“Academy”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co. and Academy, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of August 11, 2017 (the “Underwriting Agreement”), among the Depositor and the Underwriters. GS&Co. is acting as the lead manager. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Prospectus, dated August 15, 2017, in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $151,430,734, were sold to GS&Co., Academy and Drexel (together, in such capacities, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of August 11, 2017, among the Depositor and the Initial Purchasers. The Private Certificates were sold to the Initial Purchasers in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(a)(2) of the Act.

The Certificates represent the entire beneficial ownership in GS Mortgage Securities Trust 2017-GS7 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 32 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 35 commercial and multifamily properties (the “Mortgaged Properties”). The Mortgage Loans were acquired by the Depositor from Goldman Sachs Mortgage Company (the “Sponsor”), pursuant to a Mortgage Loan Purchase Agreement, dated as of August 1, 2017 (the “Mortgage Loan Purchase Agreement”), between the Depositor and the Sponsor.

Each of the Whole Loans secured by the Mortgaged Properties identified on Exhibit B to the Pooling and Servicing Agreement as “Long Island Prime Portfolio - Uniondale”, “Loma Linda”, “Long Island Prime Portfolio - Melville”, “Petco Corporate Headquarters”, “90 Fifth Avenue” and “Shops at Boardman” will be serviced and administered pursuant to (i) the Pooling and Servicing Agreement and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.7, 4.9, 4.10, 4.11, 4.13 and 4.15, respectively.

The Whole Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Marriott Grand Cayman” will be serviced and administered (a) prior to the related Servicing Shift Securitization Date (as defined in the

Pooling and Servicing Agreement), pursuant to (i) the Pooling Servicing Agreement and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.14, and (b) from and after the related Servicing Shift Securitization Date, pursuant to (i) the pooling and servicing agreement related to the securitization trust involving Marriott Grand Cayman Pari Passu Note A-1 (as defined in the Pooling and Servicing Agreement) and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.14.

Each of the Whole Loans secured by the Mortgaged Properties identified on Exhibit B to the Pooling and Servicing Agreement as “1999 Avenue of the Stars” and “CH2M Global Headquarters” will be serviced and administered pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.2 and which is dated as of May 1, 2017, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.6 and Exhibit 4.17, respectively.

The Whole Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “Lafayette Centre” will be serviced and administered pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.3 and which is dated as of March 1, 2017, among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.8.

The Whole Loan secured by the Mortgaged Property identified on Exhibit B to the Trust and Servicing Agreement as “Olympic Tower” will be serviced and administered pursuant to (i) a trust and servicing agreement, an executed version of which is attached hereto as Exhibit 4.4 and which is dated as of June 1, 2017, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.12.

The Whole Loan secured by the Mortgaged Property identified on Exhibit B to the Pooling and Servicing Agreement as “One West 34th Street” will be serviced pursuant to (i) a pooling and servicing agreement, an executed version of which is attached hereto as Exhibit 4.5 and which is dated as of April 1, 2017, among Wells Fargo Bank Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and (ii) the related Co-Lender Agreement (as defined in the Pooling and Servicing Agreement), as to which an executed version is attached hereto as Exhibit 4.16.

The compensation for the Mortgage Loans paid to the Sponsor included net proceeds of the sale of the Certificates. The net proceeds to the Depositor of the sale of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $7,363,439, were approximately $1,113,086,552. Of the expenses paid by the Depositor, approximately $1,352,055 were paid directly to affiliates of the Depositor, approximately $1,452,055 in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $160,000 were paid to or for the Underwriters and the Initial Purchasers, and approximately $5,751,385 were other expenses. All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses. No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement attached as an exhibit to this Form 8-K.

Further information regarding such sales has been previously provided in the Depositor’s Prospectus, dated August 15, 2017. The related registration statement (file no. 333-207677) was originally declared effective on December 17, 2015. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1.

The Sponsor is satisfying its credit risk retention obligation under Regulation RR, 12 C.F.R. Part 244 (the “Risk Retention Rule”) in connection with the securitization of the Mortgage Loans referred to above by the purchase on the Closing Date and holding by RREF III-D AIV RR H, LLC, acting as a third-party purchaser under the Risk Retention Rule, of the Class F-RR, Class G-RR, Class H-RR and Class J-RR Certificates (the “HRR Certificates”).

The HRR Certificates constitute an “eligible horizontal residual interest” (as defined in the Risk Retention Rule). The aggregate fair value of the HRR Certificates is equal to approximately $56,026,052 (excluding accrued interest), representing approximately 5.01% of the aggregate fair value of all of the Certificates (other than the Class R Certificates). The fair value of the Certificates (other than the Class R Certificates) was determined based on the actual sale prices and finalized tranche sizes of such Certificates.

The fair value of the “eligible horizontal residual interest” (as defined in the Risk Retention Rule) that the Sponsor is required to retain under the credit risk retention requirements of the Risk Retention Rule is equal to approximately $55,864,627, representing 5.0% of the aggregate fair value of all of the Certificates (other than the Class R Certificates).

As of the Closing Date, there are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the Depositor’s Prospectus, dated August 15, 2017, under the heading “Credit Risk Retention” prior to the pricing of the Certificates and (b) the methodology or the key inputs and assumptions that were used in calculating the fair value at the time of the Closing Date.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreement are attached as exhibits to this Form 8-K.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d) Exhibits
Exhibit 1	Underwriting Agreement, dated as of August 11, 2017, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of August 1, 2017, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Cayman agent, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of May 1, 2017, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer (GSMS 2017-GS6).
Exhibit 4.3	Pooling and Servicing Agreement, dated as of March 1, 2017, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer (GSMS 2017-GS5).
Exhibit 4.4	Trust and Servicing Agreement, dated as of June 1, 2017, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee (Olympic Tower 2017-OT).
Exhibit 4.5	Pooling and Servicing Agreement, dated as of April 1, 2017, by and among Wells Fargo Bank Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer (BANK 2017-BNK4).
Exhibit 4.6	Agreement Between Noteholders, dated as of May 15, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, American General Life Insurance Company, as Initial Note B-1 Holder, The Variable Annuity Life Insurance Company, as Initial Note B-2 Holder, The United States Life Insurance Company in the City of New York as Initial Note B-3

Holder, and National Union Fire Insurance Company of Pittsburgh, Pa., as Initial Note B-4 Holder (1999 Avenue of the Stars Co-Lender Agreement).
Exhibit 4.7	Co-Lender Agreement, dated as of June 6, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-1-2 Holder, Barclays Bank PLC, as Initial Note A-2-1 Holder, and Barclays Bank PLC, as Initial Note A-2-2 Holder (Long Island Prime Portfolio - Uniondale Co-Lender Agreement).
Exhibit 4.8	Co-Lender Agreement, dated as of March 16, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder (Lafayette Centre Co-Lender Agreement).
Exhibit 4.9	Co-Lender Agreement, dated as of June 28, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Loma Linda Co-Lender Agreement).
Exhibit 4.10	Co-Lender Agreement, dated as of June 6, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Barclays Bank PLC, as Initial Note A-2 Holder (Long Island Prime Portfolio - Melville Co-Lender Agreement).
Exhibit 4.11	Co-Lender Agreement, dated as of August 18, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Petco Corporate Headquarters Co-Lender Agreement).
Exhibit 4.12	Co-Lender Agreement, dated as of May 6, 2017, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, Goldman Sachs Mortgage Company, as Initial Note B-2 Holder and Morgan Stanley Bank, N.A., as Initial Note B-3 Holder (Olympic Tower Co-Lender Agreement).
Exhibit 4.13	Co-Lender Agreement, dated as of August 21, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder (90 Fifth Avenue Co-Lender Agreement).
Exhibit 4.14	Co-Lender Agreement, dated as of July 27, 2017, by and between CCRE Loan Seller IV, LLC, as Initial Note A-1 Holder, CCRE Loan Seller IV, LLC, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder (Marriott Grand Cayman Co-Lender Agreement).
Exhibit 4.15	Co-Lender Agreement, dated as of August 10, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Shops at Boardman Co-Lender Agreement).
Exhibit 4.16	Amended and Restated Agreement Among Noteholders, dated as of May 15, 2017, by and between Wilmington Trust, National Association, as Trustee, for the Benefit of the

Registered Holders of the BANK 2017-BNK4, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK4, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, Goldman Sachs Mortgage Company, as Initial Note A-3-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3-2 Holder (One West 34th Street Co-Lender Agreement).
Exhibit 4.17	Co-Lender Agreement, dated as of August 1, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (CH2M Global Headquarters Co-Lender Agreement).
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 24, 2017.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 24, 2017 (included as part of Exhibit 5).
Exhibit 10	Mortgage Loan Purchase Agreement, dated as of August 1, 2017, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.
Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated August 24, 2017 (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated August 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 24, 2017		GS MORTGAGE SECURITIES
CORPORATION II

	By:	/s/ Leah Nivison
Name: Leah Nivison
Title: Chief Executive Officer

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
1	Underwriting Agreement, dated as of August 11, 2017, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman Sachs & Co. LLC, Academy Securities, Inc. and Drexel Hamilton, LLC, as underwriters.	(E)
4.1	Pooling and Servicing Agreement, dated as of August 1, 2017, by and among GS Mortgage Securities Corporation II, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator and Cayman agent, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.	(E)
4.2	Pooling and Servicing Agreement, dated as of May 1, 2017, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. (GSMS 2017-GS6).	(E)
4.3	Pooling and Servicing Agreement, dated as of March 1, 2017, by and among GS Mortgage Securities Corporation II, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer (GSMS 2017-GS5).	(E)
4.4	Trust and Servicing Agreement, dated as of June 1, 2017, by and among Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wells Fargo Bank, National Association, as trustee (Olympic Tower 2017-OT).	(E)

4.5	Pooling and Servicing Agreement, dated as of April 1, 2017, by and among Wells Fargo Bank Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer (BANK 2017-BNK4).	(E)
4.6	Agreement Between Noteholders, dated as of May 15, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Goldman Sachs Mortgage Company, as Initial Note A-3 Holder, American General Life Insurance Company, as Initial Note B-1 Holder, The Variable Annuity Life Insurance Company, as Initial Note B-2 Holder, The United States Life Insurance Company in the City of New York as Initial Note B-3 Holder, and National Union Fire Insurance Company of Pittsburgh, Pa., as Initial Note B-4 Holder (1999 Avenue of the Stars Agreement of Noteholders).	(E)
4.7	Co-Lender Agreement, dated as of June 6, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-1-2 Holder, Barclays Bank PLC, as Initial Note A-2-1 Holder, and Barclays Bank PLC, as Initial Note A-2-2 Holder (Long Island Prime Portfolio - Uniondale Co-Lender Agreement).	(E)
4.8	Co-Lender Agreement, dated as of March 16, 2017, by and among Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder (Lafayette Centre Co-Lender Agreement).	(E)
4.9	Co-Lender Agreement, dated as of August 1, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Loma Linda Co-Lender Agreement).	(E)
4.10	Co-Lender Agreement, dated as of June 6, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Barclays Bank PLC, as Initial Note A-2 Holder (Long Island Prime Portfolio - Melville Co-Lender Agreement).	(E)

4.11	Co-Lender Agreement, dated as of August 1, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Petco Corporate Headquarters Co-Lender Agreement).	(E)
4.12	Co-Lender Agreement, dated as of May 6, 2017, by and between Deutsche Bank AG, New York Branch, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, Morgan Stanley Bank, N.A., as Initial Note A-3 Holder, Deutsche Bank AG, New York Branch, as Initial Note B-1 Holder, Goldman Sachs Mortgage Company, as Initial Note B-2 Holder and Morgan Stanley Bank, N.A., as Initial Note B-3 Holder (Olympic Tower Co-Lender Agreement).	(E)
4.13	Co-Lender Agreement, dated as of August 1, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, Goldman Sachs Mortgage Company, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder (90 Fifth Avenue Co-Lender Agreement).	(E)
4.14	Co-Lender Agreement, dated as of August 1, 2017, by and between CCRE Loan Seller IV, LLC, as Initial Note A-1 Holder, CCRE Loan Seller IV, LLC, as Initial Note A-2 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3 Holder (Marriott Grand Cayman Co-Lender Agreement).	(E)
4.15	Co-Lender Agreement, dated as of August 1, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (Shops at Boardman Co-Lender Agreement).	(E)
4.16	Amended and Restated Agreement Among Noteholders, dated as of May 15, 2017, by and between Wilmington Trust, National Association, as Trustee, for the Benefit of the Registered Holders of the Bank 2017-BNK4, Commercial Mortgage Pass-Through Certificates, Series 2017-BNK4, as Initial Note A-1 Holder, Wells Fargo Bank, National Association, as Initial Note A-2 Holder, Goldman Sachs Mortgage Company, as Initial Note A-3-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-3-2 Holder (One West 34th Street Co-Lender Agreement).	(E)
4.17	Co-Lender Agreement, dated as of August 1, 2017, by and between Goldman Sachs Mortgage Company, as Initial Note A-1 Holder, and Goldman Sachs Mortgage Company, as Initial Note A-2 Holder (CH2M Global Headquarters Co-Lender Agreement).	(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated August 24, 2017	(E)
8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated August 24, 2017 (included as part of Exhibit 5).	(E)
10	Mortgage Loan Purchase Agreement, dated as of August 1, 2017, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.	(E)
23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated August 24, 2017 (included as part of Exhibit 5).	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus, dated August 15, 2017	(E)